UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2020 (October 14,  2020)

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212

(Address of principal executive offices)  (Zip code)

(414) 964-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

On October 14, 2020, Koss Corporation (the “Company”) held its Annual Meeting of Stockholders.  Due to health concerns from the COVID-19 pandemic, it was a completely virtual meeting.

At the Annual Meeting, the Company’s stockholders elected Thomas L. Doerr, Michael J. Koss, Steven A. Leveen, Theodore H. Nixon, and William J. Sweasy to serve as directors for one-year terms.  The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement. The Company’s stockholders voted, on an advisory basis, for the conduct of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers on a yearly basis. In addition, the Company’s stockholders ratified the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

The following tables show the voting results of the Annual Meeting of Stockholders:

1.            Election of directors.

Director	Votes For	Votes Withheld	Broker Non-Vote
Thomas L. Doerr	5,415,927	262,037	710,868
Michael J. Koss	5,646,110	31,854	710,868
Steven A. Leveen	5,457,643	220,321	710,868
Theodore H. Nixon	5,639,856	38,108	710,868
William J. Sweasy	5,656,702	21,262	710,868

2.            Proposal to approve on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
5,601,171	63,975	12,818	710,868

3.            Advisory vote on the frequency of voting to approve the compensation paid to the Company's Named Executive Officers.

Every Year	Every 2 Years	Every 3 Years	Votes Abstain	Broker Non-Vote
5,480,544	6,894	164,728	25,798	710,868

Based on the recommendations of the Company’s Board of Directors to hold advisory votes on executive compensation every year and the vote of the stockholders on this matter, the Company has decided that an advisory vote on executive compensation will be held every year until the next advisory vote on the frequency of future stockholder advisory votes on executive compensation.

4.            Proposal to ratify the appointment of  Wipfli LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2021.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
6,377,607	7,991	3,234	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	October 15, 2020	KOSS CORPORATION

		By:	/s/ Michael J. Koss
Michael J. Koss
Chief Executive Officer and President